Series Number:  1
For period ending 10/31/11

48)	Investor, A, C & R
First $2 billion 1.000%
Next $2 billion 0.995%
Next $2 billion 0.980%
Next $2 billion 0.970%
Next $2 billion 0.960%
Next $2 billion 0.950%
Next $2 billion 0.940%
Next $2 billion 0.930%
Next $2 billion 0.920%
Next $2 billion 0.910%
Next $5 billion 0.900%
Over $25 billion 0.800%

Institutional
First $2 billion 0.800%
Next $2 billion 0.795%
Next $2 billion 0.780%
Next $2 billion 0.770%
Next $2 billion 0.760%
Next $2 billion 0.750%
Next $2 billion 0.740%
Next $2 billion 0.730%
Next $2 billion 0.720%
Next $2 billion 0.710%
Next $5 billion 0.700%
Over $25 billion 0.600%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                     16,085
                                Institutional Class                6,371
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 355
                                C Class                                                                                 0
                                R Class                                                                                 0

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.0864
                               Institutional Class                                                      $0.1377
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0221
        C Class                                            $0.0000
        R Class                                                      $0.0000
74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           207,756
                              Institutional Class     79,628

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   24,698
                                    C Class                                                             577
R Class                             3,147

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $25.88
                                Institutional Class  $26.13

           2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $25.45
                                    C Class                                                            $25.55
R Class                            $25.28

Series Number:  2
For period ending 10/31/2011

48)	Investor, A, B, C & R
First $2 billion 1.000%
Next $2 billion 0.995%
Next $2 billion 0.980%
Next $2 billion 0.970%
Next $2 billion 0.960%
Next $2 billion 0.950%
Next $2 billion 0.940%
Next $2 billion 0.930%
Next $2 billion 0.920%
Next $2 billion 0.910%
Next $5 billion 0.900%
Over $25 billion 0.800%

Institutional
First $2 billion 0.800%
Next $2 billion 0.795%
Next $2 billion 0.780%
Next $2 billion 0.770%
Next $2 billion 0.760%
Next $2 billion 0.750%
Next $2 billion 0.740%
Next $2 billion 0.730%
Next $2 billion 0.720%
Next $2 billion 0.710%
Next $5 billion 0.700%
Over $25 billion 0.600%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                5,930
        Institutional                                           26

              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 17
                                B Class                                                                                 0
                                C Class                                                                                 0

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.1238
         Institutional Class                                                      $0.1993
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0295
        B Class                                            $0.0000
        C Class                                                      $0.0000

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class            45,109
        Institutional Class     130

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   638
                                    B Class                                                             15
C Class                              2

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $39.14
Institutional                             $39.60

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $38.54
                                    B Class                                                            $36.92
C Class                            $38.64

Series Number:  3
For period ending 10/31/11

49)	Investor, A, B, C & R
First $2 billion 1.000%
Next $2 billion 0.995%
Next $2 billion 0.980%
Next $2 billion 0.970%
Next $2 billion 0.960%
Next $2 billion 0.950%
Next $2 billion 0.940%
Next $2 billion 0.930%
Next $2 billion 0.920%
Next $2 billion 0.910%
Next $5 billion 0.900%
Over $25 billion 0.800%

Institutional
First $2 billion 0.800%
Next $2 billion 0.795%
Next $2 billion 0.780%
Next $2 billion 0.770%
Next $2 billion 0.760%
Next $2 billion 0.750%
Next $2 billion 0.740%
Next $2 billion 0.730%
Next $2 billion 0.720%
Next $2 billion 0.710%
Next $5 billion 0.700%
Over $25 billion 0.600%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                12,310
                                Institutional Class                189
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 0
                                C Class                                                                                 0
                                R Class                                                                                 0

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.0448
                               Institutional Class                                                      $0.0899
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0000
        C Class                                            $0.0000
        R Class                                                      $0.0000

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           255,590
                              Institutional Class     2,203

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   2,739
                                    C Class                                                             32
R Class                              185

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $23.42
                                Institutional Class  $23.95

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $22.75
                                    C Class                                                            $21.02
R Class                            $22.60

Series Number:  4
For period ending 10/31/2011

48)	Investor, A, C & R
1.000%

Institutional
0.800%

74U).         1. Number of shares outstanding (000's omitted)
                                Investor Class                                                                84,932
                                Institutional Class          5,016
              2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                                                                           7,990
                                C Class                                                                5
                                R Class                                                                1,263

74V).         1. Net asset value per share (to nearest cent)
                                Investor Class                                                                $16.11
                                Institutional Class                                                                $16.60

              2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                                                                $15.56
                                C Class                                                                $15.85
                                R Class                                                                $15.60

Series Number:  5
For period ending 10/31/11

48)	Investor, A, C & R
1.00%

Institutional
0.800%

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           33,351
                              Institutional Class     1

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   1
                                    C Class                                                             1
R Class                             1

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $28.06
                                Institutional Class  $28.06

           2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $28.05
                                    C Class                                                            $28.03
R Class                            $28.04

Series Number:  11
For period ending 10/31/11

48)	Investor, A, B, C & R
1.000%

Institutional
0.800%

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           116,799
                              Institutional Class     7,464

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   48,836
B Class                             180
                                    C Class                                                             6,233
R Class                             1,585

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $20.51
                                Institutional Class  $20.99

           2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $19.92
                                    B Class                                                            $19.89
C Class                            $18.55
R Class                            $20.20
Series Number:  12
For period ending 10/31/2011

48)	Investor
First $1 billion 0.900%
Over $1 billion 0.800%

Institutional
First $1 billion 0.700%
Over $1 billion 0.600%

Series Number:  17
For period ending 10/31/2011

48)	Investor, A, C & R
First $250 million 1.500%
Next $250 million 1.250%
Next $250 million 1.150%
Over $750 million 1.10%

Institutional
First $250 million 1.300%
Next $250 million 1.050%
Next $250 million 0.950%
Over $750 million 0.900%

74U).   1. Number of shares outstanding (000's omitted)
                                Investor Class           21,167
                                Institutional Class     4

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   38
                                C Class                   8
R Class                             6

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class         $7.47
                                Institutional Class   $7.49

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $7.44
                                 C Class                  $7.34
R Class                            $7.40

Series Number:  19
For period ending 10/31/2011

49)	Investor and A
First $500 million 1.100%
Next $500 million 1.000%
Over $1 billion 0.900%

Institutional
First $500 million 0.900%
Next $500 million 0.800%
Over $1 billion 0.700%

72DD)   1. Total income dividends for which record date passed during the period
                               Investor Class                                                                2,150
                               Institutional Class            71
              2. Dividends for a second class of open-end company shares
                               A Class                                                                    57

   73A)   1. Dividends from net investment income
                                Investor Class                                                                           $0.0942
                               Institutional Class                                                      $0.1062
              2. Dividends for a second class of open-end company shares
                               A Class                                                                   $0.0791

   74U)   1. Number of shares outstanding (000's omitted)
                             Investor Class           18,643
                             Institutional Class     606

              2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                             A Class                                    559

   74V)  1. Net asset value per share (to nearest cent)
                            Investor Class         $5.96
                             Institutional Class   $5.97

             2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                             A Class                                    $5.95
Series Number:  20
For period ending 10/31/2011

49)	Investor
First $500 million 1.250%
Next $500 million 1.100%
Over $1 billion 1.000%

Institutional
First $500 million 1.050%
Next $500 million 0.900%
Over $1 billion 0.800%

Series Number:  21
For period ending 10/31/2011

48)	Investor, A, B, C & R
First $250 million 1.500%
Next $250 million 1.250%
Next $250 million 1.150%
Over $750 million 1.100%
Institutional
First $250 million 1.300%
Next $250 million 1.050%
Next $250 million 0.950%
Over $750 million 0.900%

74U).   1. Number of shares outstanding (000's omitted)
                                Investor Class            20,629
                                Institutional Class     12,977

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                    14,585
                                    B Class                                                               289
C Class                               1,663
R Class                               160

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class          $8.06
                                Institutional Class    $8.13

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class               $7.94
                                    B Class                                                         $7.60
C Class                         $7.63
R Class                         $7.89

Series Number:  23
For period ending 10/31/2011

48)	Investor, A, B, C & R
First $2 billion 1.000%
Next $2 billion 0.995%
Next $2 billion 0.980%
Next $2 billion 0.970%
Next $2 billion 0.960%
Next $2 billion 0.950%
Next $2 billion 0.940%
Next $2 billion 0.930%
Next $2 billion 0.920%
Next $2 billion 0.910%
Next $5 billion 0.900%
Over $25 billion 0.800%

Institutional
First $2 billion 0.800%
Next $2 billion 0.795%
Next $2 billion 0.780%
Next $2 billion 0.770%
Next $2 billion 0.760%
Next $2 billion 0.750%
Next $2 billion 0.740%
Next $2 billion 0.730%
Next $2 billion 0.720%
Next $2 billion 0.710%
Next $5 billion 0.700%
Over $25 billion 0.600%

72DD)   1. Total income dividends for which record date passed during the period
                               Investor Class                                                                476
                               Institutional Class            2
              2. Dividends for a second class of open-end company shares
                               A Class                                                                    1,091
                               B Class                                                                    3
                               C Class                                                                    14
                               R Class                                                                    16

   73A)   1. Dividends from net investment income
                                Investor Class                                                                           $0.1365
                               Institutional Class                                                      $0.1616
              2. Dividends for a second class of open-end company shares
                               A Class                                                                   $0.1051
                               B Class                                                                   $0.0110
                               C Class                                                                   $0.0110
                               R Class                                                                   $0.0737

   74U)   1. Number of shares outstanding (000's omitted)
                             Investor Class           3,547
                             Institutional Class     8

              2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                             A Class                                    8,201
                               B Class                                                                    245
                               C Class                                                                    1,095
                               R Class                                                                    190

   74V)  1. Net asset value per share (to nearest cent)
                            Investor Class         $12.97
                             Institutional Class   $12.99

             2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                             A Class                                    $12.94
                               B Class                                                                    $12.77
                               C Class                                                                    $12.78
                               R Class                                                                    $12.90

Series Number:  24
For period ending 10/31/2011

49)	Investor, A, B, C & R
First $2 billion 1.000%
Next $2 billion 0.995%
Next $2 billion 0.980%
Next $2 billion 0.970%
Next $2 billion 0.960%
Next $2 billion 0.950%
Next $2 billion 0.940%
Next $2 billion 0.930%
Next $2 billion 0.920%
Next $2 billion 0.910%
Next $5 billion 0.900%
Over $25 billion 0.800%

Institutional
First $2 billion 0.800%
Next $2 billion 0.795%
Next $2 billion 0.780%
Next $2 billion 0.770%
Next $2 billion 0.760%
Next $2 billion 0.750%
Next $2 billion 0.740%
Next $2 billion 0.730%
Next $2 billion 0.720%
Next $2 billion 0.710%
Next $5 billion 0.700%
Over $25 billion 0.600%

72DD)   1. Total income dividends for which record date passed during the period
                               Investor Class                                                                73
                               Institutional Class            0
              2. Dividends for a second class of open-end company shares
                               A Class                                                                    2
                               B Class                                                                    0
                               C Class                                                                    0
                               R Class                                                                    0

   73A)   1. Dividends from net investment income
                                Investor Class                                                                           $0.0570
                               Institutional Class                                                      $0.0789
              2. Dividends for a second class of open-end company shares
                               A Class                                                                   $0.0297
                               B Class                                                                   $0.0000
                               C Class                                                                   $0.0000
                               R Class                                                                   $0.0024

   74U)   1. Number of shares outstanding (000's omitted)
                             Investor Class           1,340
                             Institutional Class     2

              2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                             A Class                                    97
                               C Class                                                                    33
                               R Class                                                                    45

   74V)  1. Net asset value per share (to nearest cent)
                            Investor Class         $10.70
                             Institutional Class   $10.70

             2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                             A Class                                    $10.68
                               C Class                                                                    $10.52
                               R Class                                                                    $10.65

Series Number:  27
For period ending 10/31/11

48)	Institutional
First $2 billion 0.800%
Next $2 billion 0.795%
Next $2 billion 0.780%
Next $2 billion 0.770%
Next $2 billion 0.760%
Next $2 billion 0.750%
Next $2 billion 0.740%
Next $2 billion 0.730%
Next $2 billion 0.720%
Next $2 billion 0.710%
Next $5 billion 0.700%
Over $25 billion 0.600%